SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: December 28, 1998


                                MORSERV, INC.
            --------------------------------------------------
                       (Exact Name of Registrant)


    Delaware                       33-76724                13-3784934
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


              343 Thornall Street, Edison  New Jersey     07675
             ----------------------------------------------------
              Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (732) 205-0600


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Item 5.  Other Events.

      On or about 12/28/98, Morserv, Inc. (the "Depositor") made the distributions to holders of its Mortgage Asset-Backed Certificates, Series 1998-1 contemplated by the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Pooling and Servicing Agreement") among Morserv, Inc., the Depositor, The Chase Manhattan Mortgage Corporation, as Master Servicer, Advanta Mortgage Corp. USA, as subservicer and Citibank, N.A. as Trustee.

     Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1 Monthly Reports with respect to the December 28, 1998 distribution

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 5, 1998


                                          CHASE MANHATTAN MORTGAGE CORPORATION,
                                          as Paying Agent, on behalf of
                                          Morserv, Inc.

                                           By:   /s/Andrew Cooper
                                                -------------------
                                           Name:   Andrew Cooper
                                           Title:  Trust Officer

                                 INDEX TO EXHIBITS
                                 -----------------


           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Reports with respect to the distribution to Certificateholders on December 28, 1998.